Vanguard Cash Reserves Federal Money Market Fund
Vanguard Federal Money Market Fund
Supplement Dated January 25, 2021, to the Prospectus Dated December 22, 2020
Prospectus Text Changes
The following replaces the third paragraph under the heading “The Funds and Vanguard” in the More on the Funds section:
Vanguard Cash Reserves Federal Money Market Fund and Federal Money Market Fund Only. Vanguard and the Funds’ Board have voluntarily agreed to temporarily limit certain net operating expenses for the Vanguard Cash Reserves Federal Money Market Fund’s Investor Shares and Admiral Shares in excess of their respective daily yields so as to maintain a zero or positive yield. Vanguard and the Funds’ Board have also voluntarily agreed to temporarily limit certain net operating expenses for the Vanguard Federal Money Market Fund in excess of the Fund’s daily yield so as to maintain a zero or positive yield for the Fund. Vanguard and the Funds’ Board may terminate such temporary expense limitations at any time.
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